                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                        _______________________________


                                   FORM 8-K


                                Current Report

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) February 12, 1998



                     EASTERN ENVIRONMENTAL SERVICES, INC.
                     ------------------------------------
                (Exact name of issuer as specified in charter)



    Delaware                     0-16102                    59-2840783
(State or Other                Commission                (I.R.S. Employer
Jurisdiction of                File Number                Identification
 Incorporation)                                               Number)


              1000 Crawford Place, Mt. Laurel, New Jersey  08054
                   (Address of principal executive offices)


                                 (609) 235-6009
             (Registrant's telephone number, including area code)
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Item 2.   Acquisition or Disposition of Assets.

    On February 12, 1998, Eastern Environmental Services, Inc. (the "Registrant") consummated the acquisition of Kelly Run Sanitation, Inc. ("Kelly Run") pursuant to the terms of a Stock Purchase Agreement (the "Agreement") dated November 19, 1997, as amended February 12, 1998. The Agreement, between the Registrant and United Waste Systems, Inc. ("United Waste" or "Seller") provided for the acquisition of all the outstanding shares of stock of Kelly Run, a wholly owned subsidiary of United Waste. The Seller is not affiliated with the Registrant nor with any of the Registrant's subsidiaries. The description of the acquisition transaction set forth herein is qualified in its entirety by reference to the Agreement and its subsequent amendment, which are filed herewith as Exhibits 10.1 and 10.2, respectively.

    At closing under the Stock Purchase Agreement, Registrant purchased all of the outstanding stock of Kelly Run for consideration of 250,000 unregistered shares of the Registrant's common stock valued at $19.20 per share. The acquisition is accounted for using the "purchase" method of accounting.

   Kelly Run Sanitation, Inc. owns the assets and liabilities relating to the Kelly Run Landfill, a 385 acre Subtitle D solid waste disposal facility located in southwestern Pennsylvania. The acquired assets include landfill equipment, permits and real estate used in the operation of the landfill. The Registrant intends to continue to operate the business owned by Kelly Run Sanitation, Inc. Substantially, all liabilities, including landfill closure and post-closure liabilities, were assumed by the Registrant, except for the liability to close the Phase II portion of the landfill and certain intercompany liabilities which remain the responsibility of the Seller.
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Item 7.   Financial Statements, Pro Forma
          Financial Information and Exhibits.
          -----------------------------------

(a)  Financial statements of business acquired

     It is impracticable to provide the required consolidated financial statements of Kelly Run Sanitation, Inc. at the time of the filing of this report. The required financial statements of Kelly Run Sanitation, Inc. will be filed within the time period required in accordance with applicable regulations under the Securities and Exchange Act of 1934.

(b)  Pro forma financial information

     It is impracticable to provide the required pro forma financial information of Eastern Environmental Services, Inc. at the time of the filing of this report. The pro forma information will be filed within the time period required in accordance with applicable regulations under the Securities Exchange Act of 1934.

(c)  Exhibits

10.1 Stock Purchase Agreement made as of November 19, 1997, by and between United Waste Systems, Inc. and Eastern Environmental Services, Inc.

10.2 Amendment dated February 12, 1998 to Stock Purchase Agreement dated November 19, 1997, by and between United Waste Systems, Inc. and Eastern Environmental Services, Inc.

--------------------------------------------------------------------------------

Signature
---------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Eastern Environmental Services, Inc.

Date: February 26, 1998          By:  /s/ Gregory M. Krzemien
                                     -----------------------------
                                          Gregory M. Krzemien,
                                          Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
  No.     Description
-------   -----------

10.1 Stock Purchase Agreement made as of November 19, 1997, by and between United Waste Systems, Inc. and Eastern Environmental Services, Inc.

10.2 Amendment dated February 12, 1998 to Stock Purchase Agreement dated November 19, 1997, by and between United Waste Systems, Inc. and Eastern Environmental Services, Inc.